UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

                    ChoiceOne Financial Services, Inc. held its annual meeting of shareholders on Thursday, April 29, 2010. At the meeting, the shareholders voted on two matters: the election of directors and the ratification of the appointment of Plante & Moran PLLC as independent registered public accounting firm for the year ending December 31, 2010. All of the nominees for director were elected by the following votes:

Election of Directors	Votes Cast
			Broker
All nominees for director were elected:	For	Withheld	Non-Votes

Frank G. Berris	2,010,552	34,781	489,952

Stuart Goodfellow	2,012,274	33,059	489,952

Gary Gust	1,994,158	51,175	489,952

Nels Nyblad	2,008,521	36,812	489,952

                    The shareholders ratified the appointment of Plante & Moran PLLC as independent registered public accounting firm for the year ending December 31, 2010 by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
2,503,571	19,210	12,504	0

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 4, 2010	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer